 As filed with the Securities and Exchange Commission on June 15 2011

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
_______________

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

ENSURGE, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
 (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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Ensurge, Inc.
2825 S. Cottonwood Parkway, Suite 500
Salt Lake City, Utah 84121
(801) 990-3457

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 15, 2011

To the Stockholders of Ensurge, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of Ensurge, Inc., a Nevada corporation (“Ensurge”), will be held at 2825 S. Cottonwood Parkway, Suite 500, Salt Lake City, Utah on Wednesday, July 13, 2011, at 9:00 A.M., local time, for the following purposes:

1.	To elect two (2) directors to the Board of Directors for the ensuing year;
2.	To ratify the selection of Child VanWagoner & Bradshaw, PLLC as Independent Registered Public Accounting Firm for fiscal 2011;
3.	To consider and act upon such other business as may properly come before the meeting.

Holders of record of Ensurge’s common stock at the close of business on June 15, 2011 are entitled to vote at the meeting.

In addition to the proxy statement, proxy card and voting instructions, a copy of Ensurge’s annual report on Form 10-K, which is not part of the soliciting material, is enclosed.

It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the enclosed proxy.  If you receive more than one proxy because your shares are registered in different names or addresses, each such proxy should be signed and returned so that all your shares will be represented at the meeting.

ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JUNE 15, 2011 (THE “RECORD DATE”), ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING.

MANAGEMENT ENCOURAGES ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING IN PERSON.  ALL HOLDERS OF THE COMPANY’S COMMON STOCK (WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING) ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY ENCLOSED WITH THIS NOTICE.

HOLDERS OF MORE THAN 50% OF THE COMPANY’S 29,710,341 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS.  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE ELECTION OF DIRECTORS (PROPOSAL 1). THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTING POWER REPRESENTED BY SHARES AT THE ANNUAL MEETING IN PERSON OR BY PROXY AND ENTITLED TO VOTE ON THE PROPOSAL WILL BE REQUIRED FOR APPROVAL OF PROPOSAL 2, ASSUMING THAT A QUORUM IS PRESENT OR REPRESENTED AT THE ANNUAL MEETING.

THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND.

By Order of the Board of Directors,

Jordan Estra
President

SPECIAL REQUEST

REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE FILL IN, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE SELF-ADDRESSED, STAMPED ENVELOPE PROVIDED.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

IMPORTANT

If your shares are held in the name of a brokerage firm, nominee, or other institution, you are considered the beneficial owner of shares held in street name.  As the beneficial owner, you have the right to direct your broker, nominee or other institution how to vote your shares.  However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you bring with you a legal proxy from the stockholder of record. Please promptly contact the person responsible for your account and give instructions for your shares to be voted.

The Company’s offices are located 2825 S. Cottonwood Parkway, Suite 500, Salt Lake City, Utah 84121.

Ensurge, Inc.
2825 S. Cottonwood Parkway, Suite 500
Salt Lake City, Utah 84121
(801) 990-3457

PROXY STATEMENT

This Proxy Statement is furnished to stockholders of Ensurge, Inc., a Nevada corporation ("Ensurge"), in connection with the solicitation, by order of the Board of Directors of Ensurge, of proxies to be voted at the Annual Meeting of Stockholders to be held on Wednesday, July 13, 2011, at 2825 E. Cottonwood Parkway, Suite 500, Salt Lake City, Utah 84121 at 9:00 A.M., local time, and at any adjournment or adjournments thereof (the "Annual Meeting"). The accompanying proxy is being solicited on behalf of the Board of Directors of Ensurge. This Proxy Statement and the enclosed proxy card were first mailed to stockholders of Ensurge on or about June 15, 2011, accompanied by Ensurge's Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

At the Annual Meeting, the following matters will be considered and voted upon:

1.	Election of two (2) directors to the Board of Directors for the ensuing year;

2.	To ratify the selection of Child, VanWagoner & Bradshaw, PLLC as Independent Registered Public Accounting Firm for fiscal 2011;

3.	To consider and act upon such other business as may properly come before the meeting.

Solicitation

The solicitation of proxies pursuant to this Proxy Statement will be primarily by mail. In addition, certain directors and officers of Ensurge may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to directors, officers or other employees of Ensurge for such services. The total cost of any such solicitation, estimated at $3,000, will be borne by Ensurge and will include reimbursement of brokerage firms and other nominees.

Voting and Revocation of Proxies; Adjournment

All of the voting securities of Ensurge represented by valid proxies, unless the stockholder otherwise specifies therein or unless revoked, will be voted FOR the election of the persons nominated as directors and For the election of Child, VanWagoner & Bradshaw, PLLC as Independent Registered Public Accounting Firm for fiscal 2011, and at the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting.

If a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any stockholder has the power to revoke such stockholder's proxy at any time before it is voted. A proxy may be revoked by delivery of a written statement to the Secretary of Ensurge stating that the proxy is revoked, by a subsequent proxy executed by the person executing the prior proxy and presented to the Annual Meeting, or by voting in person at the Annual Meeting.

A majority of the votes cast at the Annual Meeting by the stockholders entitled to vote is required to elect the director nominees and a majority of the votes cast at the Annual Meeting by the stockholders entitled to vote is required to approve any other action that properly comes before the meeting.  In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments.

Quorum and Voting Rights

The Board of Directors of Ensurge has fixed June 15, 2011 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Holders of record of shares of common stock, par value $0.001 (the "Common Stock"), at the close of business on the Record Date will be entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Common Stock Owned by Directors, Officers and Other Beneficial Owners

The following table sets forth certain information regarding the beneficial ownership of the Company's outstanding Common Stock as of June 15, 2011, by (i) each director of the Company, (ii) each named executive officer in the Summary Compensation Table, (iii) each person known or believed by the Company to own beneficially five percent or more of the Common Stock and (iv) all directors and executive officers as a group. Unless indicated otherwise, each person has sole voting and dispositive power with respect to such shares.

Name and Address Of Beneficial Owner	Beneficial Ownership (1)	Percent of Class
Officers and Directors As a Group (two)	2,600,200	8.8%
Jordan M. Estra 2825 East Cottonwood Parkway, Suite 500 Salt Lake City, UT 84121	1,700,000	5.8%
Jeff A. Hanks 2825 East Cottonwood Parkway, Suite 500 Salt Lake City, UT 84121	900,200	3.0%

Beneficial Owners Owning greater than 5%	Beneficial Ownership	Percent Of Class
Steve Heard 4003 West Tacon Street Tampa, FL 33629	3,850,000	13.0%
Puremax, Inc. 4003 West Tacon Street Tampa, FL 33629	5,000,000	16.8%
Barrington Capital Partners, Inc. 830 West RT 22, Suite 153 Lake Zurich, IL 60047	3,367,251	11.3%
Wasatch Property Development, Inc. 35 W. Broadway, Suite #104 Salt Lake City, UT 84101	3,032,155	10.2%
Seaside 88,LP 750 Ocean Royale Way, Suite 805 Juno Beach, FL 33408	2,813,555	9.5%

(1)
Unless otherwise indicated, the Company has been advised that all individuals or entities listed have the sole power to vote and dispose of the number of shares set forth opposite their names. For purposes of computing the number and percentage of shares beneficially owned by a security holder, any shares which such person has the right to acquire within 60 days of June 15, 2011 are deemed to be outstanding, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other security holder.

ELECTION OF DIRECTORS
(Proxy Item 1)

The board of directors has nominated Jordan M. Estra and Jeff A. Hanks to serve as directors of the Company for the upcoming year and until their successors are duly elected and qualified.  Both are currently directors of the Ensurge. Each director shall hold office until the next annual meeting of stockholders or until removed. However, if the term expires, such director shall continue to serve until his successor shall have been elected and qualified, or until there is a decrease in the number of directors.

Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to the Board of Directors listed below to serve until the date of the next annual meeting and until their successors are duly elected and qualified. Although the directors of Ensurge have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by the Board of Directors.

The following sets forth certain information regarding the Company’s executive officers and directors as of March 31, 2011:

Name	Age	Director Since	Position
Jordan M. Estra	64	2010	Chief Executive Officer, President, Director
Jeff A. Hanks	45	2002	Chief Financial Officer, Secretary, Director

The biographies of each of the directors and executive officers below contains information regarding the person’s service, business experience, positions held currently or at any time during the last five years, and for each director or any nominee for director the particular experiences, qualifications, attributes or skills that caused the Board of Directors to determine that such person should serve as a director for the Company in 2011, and the names of other any other publicly-held companies of which such person served as a director in the past five years.

Jordan M. Estra, Chief Executive Officer, President, and Director:
Mr. Estra has had the following employment opportunities; Managing Director in the Private Equity group at Sutter Securities Incorporated, from May 2009 to June 2010 when he resigned to take over the CEO position at Ensurge, Managing Director at Jesup & Lamont Securities, Inc., from April 2007 to April 2009, Senior Vice President for Dawson James Securities, Inc., from September 2006 to March 2007 and Managing Director at Stanford Financial Group, from June 2003 to September 2006.  He has focused on raising capital for emerging natural resource companies.  Mr. Estra has been a research analyst and global metals/mining team leader for a number of major investment banks, including SG Warburg (now UBS), Merrill Lynch and BT Alex Brown (now Deutsche Bank). He began his career in the resources industry, at AMAX Inc., a global natural resources leader with interests in precious metals, copper, lead, zinc, coal, oil & gas, molybdenum, tungsten and iron ore.  Mr. Estra has held a number of positions in finance, marketing and strategic business development.

Mr. Estra graduated with high distinction from Babson College with a degree in International Economics and with honors from Columbia University’s Graduate School of Business.   Mr. Estra served in the United States Army and has been a member of the American Institute of Mining, Metallurgical and Petroleum Engineers, the Foreign Policy Association, the New York Society of Security Analysts and the Stock & Bond Club of South Florida.

The Company believes Mr. Estra’s qualifications to sit on its Board of Directors include his experience in the natural resource industry, his background as a research analyst and his advanced education in management.  Mr. Estra is not considered an independent director given his current employment status with Ensurge.
Other Directorships: Mr. Estra is a Director of Searchlight Minerals, Inc., and is Director and Non-Executive Chairman of Starcore International Mines, LTD, a director of Meadow Bay Gold and is a member of the Advisory Board of RX Exploration, all publicly owned gold mining companies.

Jeff A. Hanks, CPA, Chief Financial Officer and Director:

Mr. Hanks has served as a member of the Board of Directors of the Company and as the Chief Financial Officer of the Company, since 2002.  During which time the Company focused on several Mergers and Acquisitions.  From 2002, until December, 2009, Mr. Hanks also served as the President of the Company.  Prior to joining the Company in 2000, Mr. Hanks worked as a Controller and Chief Financial Officer for several mid-size growing companies.  Mr. Hanks has also worked as a consultant and auditor for Deloitte & Touche, one the Big Four international where he obtained his CPA license.  He graduated from the University of Utah with a degree in Accounting.  He is currently a member of the AICPA.

The Company believes Mr. Hanks qualifications to sit on its Board of Directors include his extensive audit and SEC experience, CPA license and his over 20 years of experience in finance and accounting and his senior executive experience with several Companies, including eleven years with the Company.  Mr. Hanks is not considered an independent director given his current employment status with Ensurge.

Other Directorships: From March 2010 to September 2010, Mr. Hanks served as the Chief Financial Officer and a director for SMSA El Paso II Acquisition Corp., a development stage company in the oil, gas and mineral industry.  He also serves as a Director and Treasurer for NAMI of Utah.

Legal Proceedings

None of the aforementioned nominees, directors or executive officers have during the last five (5) years, filed for bankruptcy, was convicted in a criminal proceeding or was the subject of any order, judgment, or decree permanently, temporarily, or otherwise limiting activities (1) in connection with the sale or purchase of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws, (2) engaging in any type of business practice, or (3) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of an investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity.

Board Meetings and Committees; Management Matters

Currently, the board of directors has not been large enough to form committees.  As we proceed forward with expanding operations, it is anticipated we will add additional directors and seek independent directors to serve on an audit and compensation committee.

Jordan M. Estra was appointed President and Chief Executive Officer on July 1, 2010.  He received compensation of $93,750, common stock and options valued at $134,000 for the year ended December 31, 2010.

Jeff A. Hanks served as President of the Company until December 2009 and is currently the Chief Financial Officer.  During 2010 he received compensation of $75,000, common stock and options valued at $109,000 for that time period.  He did receive 400,000 shares of common stock in June 2009 in exchange for accrued compensation. No other officer of the company was compensated in excess of $100,000.

SUMMARY COMPENSATION TABLE

The following table sets forth certain summary information concerning the compensation paid or accrued for each of the Company’s last two completed fiscal years to the Company’s Chief Executive Officer and each of its other executive officers that received compensation in excess of $100,000 during such period (as determined at December 31, 2010 and 2009):

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Jordan Estra, CEO/ President (1)	2010	$93,750	-0-	$50,000	$84,000	-0-	-0-	-0-	$227,750

Michael Campbell, CEO/ President (2)	2010	75,000	-0-	-0-	-0-	-0-	-0-	-0-	75,000

Jeff Hanks, CFO	2010	87,000	-0-	25,000	84,000	-0-	-0-	-0-	196,000

Jeff Hanks, President	2009	-0-	-0-	1,000	-0-	-0-	-0-	-0-	1,000

(1) Mr. Estra was appointed as President and Chief Executive Officer in July 2010.
(2) Mr. Campbell was appointed as a member of the Board of Directors of the Company and as its President and Chief Executive Officer in December 2009; he resigned June 30, 2010.  Mr. Hanks resigned as President of the Company in December 2009 but continued as its Chief Financial Officer.

Salaries for Mr. Hanks for 2007 and 2008 were earned and accrued and paid with common stock in 2009.

Michael B. Campbell’s Consulting Agreement

On February 1, 2010, the Company entered into a one-year non-exclusive consulting agreement (the “Campbell Consulting Agreement”) with Michael Campbell, Chairman of the Board of Directors of the Company. Pursuant to the Campbell Consulting Agreement, Mr. Campbell will serve as the President and Chief Executive Officer of the Company and Mr. Campbell will receive a monthly consulting fee of $15,000, in addition to reimbursement of his reasonable and necessary business expenses.  This consulting agreement was terminated when Michael Campbell resigned on June 30, 2010.

Jeff A. Hanks’s Consulting Agreement

On February 1, 2010, the Company also entered into a one-year non-exclusive consulting agreement (the “Hanks Consulting Agreement” and collectively with the Campbell Consulting Agreement, the “Consulting Agreements”) with Jeff A. Hanks, a member of the Board of Directors of the Company. Pursuant to the Hanks Consulting Agreement, Mr. Hanks served as the Chief Financial Officer of the Company and Mr. Hanks received a monthly base consulting fee of $2,000, plus a $1,000 preparation fee for each Annual Report on Form 10-K or Quarterly Report on Form 10-Q he prepared for the Company.  This agreement was terminated when Mr. Hanks accepted a full time position with the Company.

Employment Contracts and Termination of Employment and Change in Control Arrangement

On July 1, 2010, the Company entered into a three year employment contracts with Jordan Estra, as President and Chief Executive Officer and Jeff Hanks as Chief Financial Officer.  Mr. Estra is to be paid $225,000 annually and Mr. Hanks is to be paid $150,000 annually.  The employment agreements are for a term of three years but automatically renew on the anniversary date for an additional one year period until terminated on thirty days written notice form Ensurge or the employee.  Our CEO will receive an annual salary of $225,000 and our CFO will receive an annual salary of $150,000 both subject to yearly adjustment by the board or compensation committee.  The contracts also allow for yearly bonuses and stock options at the discretion of the board or compensation committee.  If there is a change of control and the CEO or CFO is terminated within the twelve months following such change of control, the CEO or CFO, as the case may be, will receive twenty four months of his salary from the date of such termination. Unless terminated for cause, the CEO or CFO will receive twenty four months of his annualized salary.  Cause is defined as gross negligence, felony conviction fraud, embezzlement or willful and material violations of Ensurge policy which is not corrected.

Outstanding Equity Awards At Fiscal Year-End

Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Jordan Estra	900,000	None	None	$0.14	Nov 2020	None	None	None	None

Jeff Hanks	900,000	None	None.	$0.14	Nov 2020	None.	None.	None.	None.

Benefit Plans

On April 21, 2010, the Company adopted an Equity Incentive Plan.  The Company has not adopted any retirement, pension, or profit sharing for the benefit of its employees.

Director Compensation

The Company does not currently provide compensation to its directors for serving on its Board of Directors.

Termination of Employment and Change of Control Arrangement

If there is a change of control and the CEO or CFO is terminated within the twelve months following such change of control, the CEO or CFO, as the case may be, will receive twenty four months of his salary from the date of such termination. Unless terminated for cause, the CEO or CFO will receive twenty four months of his annualized salary.  Cause is defined as gross negligence, felony conviction fraud, embezzlement or willful and material violations of Ensurge policy which is not corrected.

Compliance with Section 16(a) of the Exchange Act

To the best knowledge of Ensurge, at present, all current directors and beneficial owners of more than 10% of any class of equity securities are in compliance with the reporting requirements under Section 16 of the Exchange Act.

Certain Relationships and Related Transactions

Ensurge believes that all purchases from or transactions with affiliated parties were on terms and at prices substantially similar to those available from unaffiliated third parties.

Recommendation of the Board of Directors

Our Board unanimously recommended a vote “FOR” the election of the election of directors.

Vote Required

The vote of a majority of the issued and outstanding shares of Common Stock, represented in person or by proxy at the Annual Meeting is required to approve the election of nominees to the board of directors.

RATIFICATION OF SELECTION OF CHILD, VANWAGONER & BRADSHAW, PLLC
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2011
(Proxy Item 2)

The Board of Directors has selected Child, VanWagoner & Bradshaw, PLLC (“Child VanWagoner”) as its independent registered accounting firm for the fiscal year ending December 31, 2011. To the knowledge of Ensurge, at no time has Child VanWagoner had any direct or indirect financial interest in or any connection with Ensurge other than as independent public accountants. It is anticipated that representatives of Child VanWagoner will be present at the Annual Meeting and will be provided the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

The board of directors recommends a vote "FOR" the selection of Child VanWagoner as independent registered public accounting firm for the fiscal year ending December 31, 2011.

Audit Fees

The aggregate fees billed in the last two fiscal years for professional services rendered by Child VanWagoner and Bradshaw for the audit of Ensurge’s annual financial statements included in Form 10-K and the review of unaudited financial statements included in Ensurge’s quarterly Form 10-Q or services that are normally provided by Child VanWagoner and Bradshaw in connection with statutory and regulatory filings or engagements for fiscal years 2010, and 2009, were $10,800 and $13,300, respectively.

Audit-Related Fees

None

Tax Fees

For the fiscal year ended December 31, 2010 and 2009, Child VanWagoner and Bradshaw tax fees billed to us were $700.

Other Fees

None

Recommendation of the Board of Directors

Our Board unanimously recommended a vote “FOR” the appointment of auditors.

Vote Required

The vote of a majority of the issued and outstanding shares of Common Stock, represented in person or by proxy at the Annual Meeting is required to approve the appointment of auditors.

STOCKHOLDER PROPOSALS

No proposals have been submitted by stockholders of the Company for consideration at the Annual Meeting.  It is anticipated that the next annual meeting of stockholders will be held during June 2011.  Stockholders who, in accordance with Rule 14a-8 of the Exchange Act wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit their proposals so that they are received at our principal executive offices no later than the close of business on February 28, 2012, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.  As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

ANNUAL REPORT

Ensurge's Annual Report on Form 10-K for the year ended December 31, 2010, including financial statements, is being mailed herewith. If for any reason you do not receive your copy of the Report, please contact Jeff Hanks, CFO of Ensurge, at 2825 South Cottonwood Parkway, Suite 500, Salt Lake City, Utah 84121, telephone number (801) 990-3457 and another copy will be sent to you.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

In accordance with notices that we sent to certain stockholders, we are sending only one copy of our annual report and proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householded mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request by mail to Ensurge, at 2825 South Cottonwood Parkway, Suite 500, Salt Lake City, Utah 84121. We will promptly send additional copies of the annual report and/or proxy statement upon receipt of such request. You may also contact us if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

Unfortunately, householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Ensurge stock at two different brokerage firms, your household will receive two copies of our annual meeting materials—one from each brokerage firm.

OTHER BUSINESS

Other than as described above, the Board of Directors knows of no matters to be presented at the Annual Meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this Proxy Statement do properly come before the meeting or any adjournment thereof.

By Order of the Board of Directors,

Jordan Estra
President

Dated: June 15, 2011
Salt Lake City, Utah

YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD.
RETURN IT PROMPTLY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.

REVOCABLE PROXY
ENSURGE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

X	PLEASE MARK VOTES AS IN THIS EXAMPLE

The undersigned hereby appoint(s) Jordan Estra and Jeff Hanks, or any of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of Ensurge, Inc. to be held at the Company’s offices located at 2825 South Cottonwood Parkway, Suite 500, Salt Lake City, Utah, 84121 on Tuesday, July 13, 2011 at 9:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

The board Recommends a vote “For” for the proposals set forth in this Revocable Proxy.

Please be sure to sign and date	Date
this Proxy in the box below.

Stockholder sign above Co-holder (if any) sign

For All
PROPOSAL 1:	For	Withhold	Except

The Election of Directors:
Jordan Estra Jeff Hanks

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's name in the space provided below.

PROPOSAL 2:	For	Withhold	Against

Proposal to ratify the selection of Child, VanWagoner and Bradshaw, PLLC as Independent Registered Public Accounting Firm

PROPOSAL 3:	For	Withhold	Against

Proposal to consider and act upon other business as may properly come before the meeting.

In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

This proxy when properly executed will be voted in the manner described herein by the undersigned stockholder.  If no direction is made, this proxy will be voted for each of the Proposals set forth herein.  Any prior proxy is hereby revoked.

ENSURGE, INC.

Please sign exactly as your name appears on this proxy card.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person.  If a partnership, please sign in partnership name by authorized person.

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY TODAY